                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 24, 2004


                             ARROW ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

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
    NEW YORK                                   1-4482               11-1806155
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 (State or Other Juris-                   (Commission File         (IRS Employer
diction of Incorporation)                      Number)           Identification No.)


50 MARCUS DRIVE, MELVILLE, NEW YORK                                    11747
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(Address of Principal Executive Offices)                             (Zip Code)
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       Registrant's telephone number, including area code: (631) 847-2000
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ITEM 5.     OTHER EVENTS

      On May 24, 2004, Arrow Electronics, Inc. issued a press release announcing that it had signed a definitive agreement pursuant to which Arrow will acquire all of the issued share capital of Disway AG. A copy of the press release is attached hereto as an Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a)   Financial Statements of Business Acquired:

                  Not applicable.

            (b)   Pro Forma Financial Information:

                  Not applicable.

            (c)   Exhibits:

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
                  Exhibit
                     No.                           Description
                     ---                           -----------

                     99.1 Press release issued by Arrow Electronics, Inc., dated May 24, 2004, announcing that it had signed a definitive agreement pursuant to which Arrow will acquire all of the issued share capital of Disway AG.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARROW ELECTRONICS, INC.


Date:  May 26, 2004                 By:    /s/ Peter S. Brown
                                           ---------------------------------
                                    Name:  Peter S. Brown
                                    Title: Senior Vice President and General
                                           Counsel


                                       2
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                                  Exhibit Index


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
    Exhibit
       No.                         Description                         Page
    -------                        -----------                         ----

    99.1       Press release issued by Arrow Electronics, Inc.,         4
               dated May 24, 2004, announcing that it had signed a definitive agreement pursuant to which Arrow will acquire all of the issued share capital of Disway AG.
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